CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MediJane Holdings Inc. (the "Company") on Form 10-Q for the period ended August 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lewis “Spike” Humer, Interim Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Lewis “Spike” Humer

Lewis “Spike” Humer

Interim Chief Executive Officer

January 15, 2016

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MediJane Holdings Inc. (the "Company") on Form 10-Q for the period ended August 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Russel Stone, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Russell Stone

Russell Stone

Interim Chief Financial Officer

January 15, 2016